Exhibit 10.32

**Confidential portions have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission (the “Commission”)**

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT, dated as of July 24, 2016, is entered into by and between Hefei Tianhui Incubator of Technologies Co., Ltd., a corporation organized and existing under the laws of the People’s Republic of China and having its principal place of business at No. 199 Fanhua Road, Heifei, Anhui, China (“HTIT”); and Oramed Pharmaceuticals Inc., a Delaware corporation and Oramed Ltd., a company organized and existing under the laws of the State of Israel and having a principal place of business at 2/4 Hi-Tech Park, PO Box 39098, Jerusalem, 91390, Israel (collectively referred to as “Oramed”).

WHEREAS, Oramed and HTIT entered into that certain Amended and Restated Technology License Agreement dated as of December 21, 2015, (the “TLA”); and

WHEREAS, the TLA was amended by a subsequent agreement between Oramed and HTIT dated as of June 3, 2016 (the “Subsequent Agreement”) pursuant to which, inter alia, Oramed and HTIT agreed to amend certain provisions of the TLA to reflect the involvement of Xertecs GmbH in the transfer of certain manufacturing know-how to HTIT which Oramed and HTIT had initially agreed in the TLA would be performed solely by SwissCaps AG; and

WHEREAS, Oramed and HTIT now desire to effect certain additional amendments to the TLA, in particular the replacement of the Pre-Commercialization Plan (Exhibit C) and Subsequent Payment arrangements (Exhibit F2) thereto;

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the TLA.

2.	Exhibit C (Pre-Commercialization Plan) of the TLA is hereby deleted in its entirety, and shall be replaced with Exhibit 1 hereto.

3.	Exhibit F2 (Subsequent Payments) of the TLA is hereby deleted in its entirety, and shall be replaced with Exhibit 2 hereto.

4.	Except as amended pursuant to this Amendment Agreement, the terms of the TLA shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment Agreement to be executed by their duly authorized representatives as of the date first written above.

Oramed Pharmaceuticals Inc.		/s/ Hefei Tianhui Incubator of Technologies Co., Ltd.

By:	/s/ Nadav Kidron	By:
	Nadav Kidron	Name:
	Chief Executive Officer	Title:

Oramed Ltd.

By:	/s/ Nadav Kidron
Nadav Kidron
Chief Executive Officer

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EXHIBIT 1

Amendment to Exhibit C (Pre-Commercialization Plan)

THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION

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EXHIBIT 2

Amendment to Exhibit F2 (Subsequent Payments)

Payment Milestone #1: USD 4,000,000	THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION
Payment Milestone #2: USD 1,000,000	THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION
Payment Milestone #3: USD 3,000,000	THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION

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Annex 1

Oramed Premas Agreement

[Exhibit 10.34 to Form 10-K for the fiscal year ended August 31, 2016]

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